                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          __________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): FEBRUARY 17, 1997


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1996-3
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



        DELAWARE                      33-55855                    41-1838200
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS employer
   of incorporation)                file numbers)            identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA   55102-1639
 -------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip code)


      Registrant's telephone number, including area code:  (612) 293-3400
                                                           --------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on February 17, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------

                  99.1        Monthly Report delivered to
                              Certificateholders on
                              February 17, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 1997


                              MANUFACTURED HOUSING CONTRACT
                              SENIOR/SUBORDINATE PASS-THROUGH
                              CERTIFICATE TRUST 1996-3

                              By  GREEN TREE FINANCIAL CORPORATION
                                  as Servicer with respect to the Trust


                              By: /s/Phyllis A. Knight
                                  ----------------------------------
                                  PHYLLIS A. KNIGHT
                                  Vice President and Treasurer

                            INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                     PAGE
------                                                                     ----

 99.1     Monthly Report delivered to Certificateholders                     5
          on February 17, 1997.